UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2005

                         Reality Wireless Networks, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-26369
                            (Commission File Number)

                                   88-0422026
                        (IRS Employer Identification No.)

             4916 Point Fosdick Dr., Suite 102, Gig Harbor, WA 98335
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (253) 853-3632


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K

                         Reality Wireless Networks, Inc.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

      On October 15, 2005 Reality Wireless Networks, Inc. ("Registrant") and Arabian Recab For Trading Co., ("Recab International"), entered into an agreement to amend (the "Amendment") their merger agreement, dated July 21, 2005 (the "Agreement"), previously reported on Form 8-K filed July 27, 2005. The amendment provides the acknowledgment of the parties that the Effective Time of the Agreement is August 19, 2005. The parties intend to seek shareholder approval for the formal name change of the corporation from Reality Wireless Networks, Inc., to "Recab International Inc.," as soon as practicable.

Section 5 - Corporate Governance and Management

Item 5.03 Change in Fiscal Year

      In furtherance of the merger between the Registrant and Recab International (as referenced above), the Registrant has changed its fiscal year, from a fiscal year ending September 30 to a fiscal year ending December 31, consistent with the fiscal year of Recab International. The Registrant shall file a Form 10QSB for the period ending September 30, 2005 and a Form 10KSB for the period ending December 31, 2005.

EXHIBIT
 NUMBER                      DESCRIPTION                             LOCATION
  2.3       Fist Amendment to Agreement and Plan of Merger        Filed Herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         REALITY WIRELESS NETWORKS, INC.
                                  (Registrant)

Date: October 19, 2005


/s/ Steve Careaga
--------------------------------------
Steve Careaga, Chief Executive Officer